LETTER FROM THE PRESIDENT
June 30, 1999


ARTHUR D. ALLY


   Dear Shareholder:

   When you compare our second quarter performance with both the first quarter and, in fact, all of 1998 performance, I think you will agree that the long awaited recovery in small-cap value stocks may finally be underway. While there is simply no accurate way to predict the future, both Jim Awad (our money manager) and I believe that we are finally returning to a more normal, value-oriented market. If we are right, the next twelve to eighteen months could be very gratifying indeed for Timothy Small-Cap Value investors.

   I want to thank each of you who have weathered the 15 month performance trough with us as the small-cap value segment of the market was completely ignored and, as a result, under-performed the narrow range of companies that dominate the various indexes which we believe are considerably over-valued.

   Now for our other good news: Timothy is giving birth! We are adding three new funds to our flagship Small-Cap Value Fund on 7-1-99:

   .   A Large/Mid-Cap Value Fund (Managed by Fox Asset Management)
   .   A Fixed Income Fund (Managed by Carr & Associates) and
   .   A Money Market Fund (Also managed by Carr & Associates)

   We are excited about both the asset mix and the quality of money managers that will be serving as sub-advisors to these funds. Our new 6-30-99 prospectus contains more complete information on each of these funds. Please call us at 1-800-846-7526 if you would like this new prospectus which should be thoroughly read before investing or sending money.

   All our funds will have full exchange privileges within the same class of shares at no cost to you, our shareholder. However, I want to encourage you to be cautious about switching out of the current small-cap value fund into one or two of the others simply because we have been through this performance trough. You may very well miss the recovery we expect to occur in the small-cap value market segment. I hasten to add that I have no precise knowledge as to whether this will occur, when this will occur or, in fact, if it is occurring at the present time, so please do not misconstrue this as investment advice. This I do know, however: patience truly is a virtue in the investment arena.

   Thank you again for the convictions that led you to Timothy.



   Sincerely,


   /s/ Arthur D. Alley
   Arthur D. Ally
   President

                  The Timothy Plan Semi-Annual Report page 1

INVESTMENT UPDATE MID-YEAR REVIEW
June 30, 1999


JAMES D. AWAD


   The last several months have been good to and for our portfolios - and based on logic we expect the trend to continue.

   During the twelve months ending March 30th, the markets were dominated by a small number of stocks. During this period, the vast majority of small and mid cap stocks declined sharply in value as a small number of glamorous stocks advanced. The cheap stocks kept getting cheaper as investors abandoned them to buy the small number of stocks that kept getting more expensive - internet and technology stocks.

   Ultimately, though, markets are rational and cheap stocks go up. Although this did not happen during the twelve months ending March 30, the character of the markets did begin a significant change as we approached the end of March; The markets began what has become a migration from a momentum market to a value driven market, from an environment where investors bought growth at any price to one where investors began to seek growth at a reasonable price, from a speculative market to a thinking person's market.

   This migration has greatly improved the valuation of our portfolios, as we buy growing companies that sell at a value investor's price.

   Although our stocks have rallied nicely, they remain very inexpensively priced. Stocks that are cheap and are going up tend to attract the attention of investors who don't own them yet - and this flow of funds tends to positively impact these stocks. We have begun to see such a flow of funds into our stocks.

   The quality of our companies were by and large always high; the difference now is that investors are starting to notice them.

   We are working hard. We are humble yet determined. We pledge to do our best to further grow your capital during the coming months.


   James D. Awad
   Chairman

                  The Timothy Plan Semi-Annual Report page 2

SCHEDULE OF INVESTMENTS
As of June 30, 1999 (Unaudited)


COMMON STOCKS - 88.35%

number of shares                                                                                market value
                    AEROSPACE - 2.09%
       29,000       Armor Holdings, Inc.*....................................................   $    302,688
       15,000       Kellstrom*...............................................................        273,750

                    AGRICULTURAL - 0.69%
       20,000       Cadiz, Inc.*.............................................................        188,750
       20,000       Cadiz, Inc. Rights

                    APPAREL - 1.25%
       10,000       Jones Apparel Group*.....................................................        343,125

                    BANKS - 1.11%
       17,000       Staten Island Bancorp, Inc...............................................        306,000

                    BROADCASTING - 1.74%
       20,000       American Tower Corp, Class A*............................................        480,000

                    BUILDING - 0.00%
           53       Morrison Knudsen Corp. Warrants..........................................            186

                    CHEMICALS- 0.18%
        5,000       Mississippi Chemical Corp................................................         49,063

                    COMPUTER HARDWARE - 1.09%
       10,000       Gaylord Entertainment Co.................................................        300,000

                    COMPUTER SERVICES AND SOFTWARE - 8.73%
       28,000       Comdisco, Inc............................................................        717,500
       12,000       National Data Corp.......................................................        513,000
       35,000       New Horizons Worldwide, Inc.*............................................        691,250
       18,000       Sterling Software, Inc.*.................................................        480,375

                    COMMERCIAL SERVICES - 5.57%
       26,000       Cunningham Graphics Intl, Inc.*..........................................        432,250
       70,000       Health Mgmt. Systems Inc.*...............................................        385,000
       29,000       StarTek, Inc.*...........................................................        717,750

                    CONSULTING SERVICES - 1.65%
       18,000       BARRA, Inc.*.............................................................        454,500

                    DIVERSIFIED CONGLOMERATES - 1.48%
       15,000       Blount Intl, Inc. Class A................................................        407,813

                    ENTERTAINMENT & LEISURE- 1.57%
       40,500       Florida Panthers Holdings, Inc.*.........................................        432,844

*Non-income producing securities.
The accompanying notes are an integral part of these financial statements.

                  The Timothy Plan Semi-Annual Report page 3

SCHEDULE OF INVESTMENTS
As of June 30, 1999 (Unaudited)


COMMON STOCKS - 88.35% (cont.)

number of shares                                                                                market value
                    FINANCIAL SERVICES -6.07%
       38,900       Doral Financial Corp.....................................................   $    671,025
       25,000       Investor's Financial Corp................................................      1,000,000

                    FOOD & BEVERAGE - 6.45%
       23,000       Corn Products Intl.......................................................        700,063
       19,000       Smithfield Foods, Inc.*..................................................        635,313
       23,200       Smucker (J.M.) Co. Class B*..............................................        440,800

                    HEALTHCARE SERVICES - 4.93%
       25,000       American Retirement Corp.*...............................................        312,500
       29,325       Eclipsys Corp*...........................................................        701,967
       26,300       LTC Properties, Inc......................................................        341,900

                    INSURANCE - 4.49%
       20,000       Annuity and Life Re (HLDGS) Ltd*.........................................        448,750
       25,000       Presidential Life Corp...................................................        490,625
       40,000       Reliance Group Holdings, Inc.............................................        297,500

                    MACHINERY, GENERAL INDUSTRIAL - 3.35%
       24,000       Zebra Tech Class A*......................................................        922,500

                    MEDICAL PRODUCTS - 12.05%
       45,000       ATS Medical, Inc.*.......................................................        354,375
       20,000       Aviron*..................................................................        575,000
        5,000       Beckman Coulter Inc......................................................        243,125
       34,100       Cooper Co................................................................        850,369
       23,000       Lanvision Systems Inc.*..................................................         26,595
       13,500       Shared Medical Systems Corp..............................................        880,875
       26,500       Somanetics Corp.*........................................................         92,750
       27,000       Thermo Cardiosystems Inc.*...............................................        293,625

                    OIL AND GAS - 0.84%
       30,000       Horizon Offshore, Inc.*..................................................        232,500

                    PHARMECEUTICAL - 0.94%
       30,000       Twinlab Corp.*...........................................................        257,814

                    PRINTING - 0.93%
       18,300       Printronix, Inc.*........................................................        256,200

*Non-income producing securities.
The accompanying notes are an integral part of these financial statements.

                  The Timothy Plan Semi-Annual Report page 4

SCHEDULE OF INVESTMENTS
As of June 30, 1999 (Unaudited)


COMMON STOCKS - 88.35% (cont.)

number of shares                                                                                market value
                    PUBLISHING - 7.67%
       15,500       Houghton Mifflin Co......................................................   $    729,469
       25,000       Penton Media, Inc........................................................        606,250
       44,000       Wiley(John) & Sons, Inc. Class A.........................................        775,500

                    REALTY - .20%
        5,000       Mid Atlantic Realty Trust -REIT..........................................         55,625

                    RETAIL STORES-4.55%
       50,000       Bradlees Inc.*...........................................................        750,000
       25,000       Shoe Carnival*...........................................................        425,000
       15,000       U.S. Vision*.............................................................         78,282

                    SECURITY SERVICES - 2.42%
       32,800       Burns International Services Corp........................................        666,250

                    TELECOMMUNICATIONS - 4.04%
       50,000       Periphonics Corp.*.......................................................        818,750
       10,000       Transaction Network Services, Inc........................................        292,500

                    TRANSPORTATION - 1.33%
       10,000       Air Express Intl Corp....................................................        253,750
       11,000       Genesee & Wyoming, Inc. Class A*.........................................        113,438

                    VITAMINS AND NUTRITION PRODUCTS - 0.94%
       40,000       NBTY Inc.*...............................................................        260,000
                    Total Common Stock (Cost $20,484,485)....................................   $ 24,326,825
                                                                                                ------------

                    BONDS - 1.38%
      500,000       American Retirement Corp (5.75%, 10/01/2002).............................        381,250
                    Total Bonds (Cost $514,373)..............................................   $    381,250
                                                                                                ------------

                    SHORT-TERM INVESTMENTS - 10.47%
    2,882,262       Firstar Bank Treasury Fund...............................................      2,882,262
                    Total Short-Term Investments (Cost $2,882,262)...........................   $  2,882,262
                                                                                                ------------

                    TOTAL INVESTMENTS - 100.20%
                    Total Investments (Identified Cost $23,881,120)..........................   $ 27,590,337
                                                                                                ------------

                    OTHER ASSETS AND LIABILITIES, NET - (0.20)%
                                                                                                     (56,547)

                    NET ASSETS - 100%........................................................   $ 27,533,790
                                                                                                ============

*Non-income producing securities.
The accompanying notes are an integral part of these financial statements.

                  The Timothy Plan Semi-Annual Report page 5

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)



ASSETS
                                                                                                                     amount
       Investments in securites at market at value (identified cost $23,881,120) (note 1).................    $  27,590,337
       Receivables:
          Interest........................................................................................           15,330
          Dividend........................................................................................           11,026
          Other...........................................................................................              111
          Due from advisor................................................................................           42,506
       Other assets.......................................................................................            9,940
       Capital stock sold.................................................................................          156,104
                                                                                                              -------------
       Total Assets.......................................................................................    $  27,825,354
                                                                                                              =============

LIABILITIES
                                                                                                                     amount

       Payable for investments purchased..................................................................    $     127,144
       Commission payable.................................................................................           34,644
       Payable  for shares purchased......................................................................           69,827
       Distribution payable...............................................................................           11,227
       Accrued expenses...................................................................................           22,404
       Accrued service fee (Note 3).......................................................................            2,882
       Other payable......................................................................................           23,436
                                                                                                              -------------
       Total Liabilities..................................................................................    $     291,564
                                                                                                              =============

NET ASSETS
                                                                                                                     amount

       Class A Shares (Note1):
          Net assets (unlimited shares of $0.001par beneficial interest authorized; 1,166,170 shares
           outstanding)...................................................................................       12,944,617
          Net asset value and redemption price per class a share ($12,944,617 / 1,166,170 shares).........            11.10
          Offering price per share ($11.10 / 0.945).......................................................            11.75
       Class B Shares (Note1):
          Net asset (unlimited shares of $0.001par beneficial interest authorized; 1,342,912 shares
           outstanding)...................................................................................       14,589,173
          Net asset value and redemption price per class a share ($14,589,173 / 1,342,912 shares).........            10.86
          Redemption price per share ($10.86 x 0.95)......................................................            10.32

       Net Assets.........................................................................................    $  27,533,790
                                                                                                              =============

SOURCES OF NET ASSETS
                                                                                                                     amount

       At June 30, 1999, net assets consisted of:
          Paid in capital.................................................................................    $  28,427,280
          Accumulated net realized loss on investment.....................................................       (4,602,707)
          Net unrealized appreciation  in value of investments............................................        3,709,217
                                                                                                              -------------
       Net Assets.........................................................................................    $  27,533,790
                                                                                                              =============

The Accompanying Notes Are An Integral Part of These Financial Statements.

                  The Timothy Plan Semi-Annual Report page 6

STATEMENT OF OPERATIONS
For Six Months Ended June 30, 1999 (Unaudited)

INVESTMENT INCOME

                                                                               amount
        Interest ....................................................   $      68,194
        Dividends....................................................          99,996
                                                                           ----------
        Total Net Income.............................................   $     168,190
                                                                           ==========

EXPENSES
                                                                               amount

        Investment advisory fees (Note 3)............................   $     107,372
        Transfer agent fees..........................................          24,168
        Administration fees..........................................          19,654
        Distribution fees - class a..................................          15,081
        Accounting fees..............................................          19,654
        Registration fees............................................          21,694
        Distribution fees - class b..................................          49,499
        Custodian fees...............................................           2,362
        Printing expense.............................................           4,227
        Amortization of organization cost (Note 3)...................           2,707
        Services fees - class b (Note 3).............................          16,500
        Auditing fees................................................          10,000
        Insurance expense............................................          14,475
        Legal expense................................................          12,561
        Miscellaneous expense........................................          15,022
                                                                           ----------
        Total Expenses...............................................         334,976

        Less: expense reimbursement from manager.....................         (83,364)
                                                                           ----------
        Total Net Expenses...........................................   $     251,612
                                                                           ==========

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                                                                               amount

   Net investment income (loss)......................................   $     (83,422)
   Realized and unrealized gain (loss) on investments
     Net realized gain on investments................................      (3,295,834)
   Change in unrealized appreciation of investments..................       3,803,838
                                                                           ----------
   Increase in net assets resulting from operations..................   $     424,582
                                                                           ==========

The Accompanying Notes Are An Integral Part of These Financial Statements.

                  The Timothy Plan Semi-Annual Report page 7

STATEMENT OF CHANGES IN NET ASSETS
For Six Months Ended June 30, 1999 (Unaudited)


INCREASE (DECREASE) IN NET ASSETS

                                                                                             six months
                                                                                               ended            year ended
                                                                                           June 30, 1999       Dec. 31, 1998
          OPERATIONS:
          Net investment income (loss).................................................  $       (83,422)    $      (104,389)
          Net change in unrealized appreciation  of investments........................        3,803,838          (1,805,419)
          Net realized gain (loss) on investments......................................       (3,295,834)         (1,024,293)
                                                                                             -----------         -----------
          Increase in net assets resulting from operations.............................  $       424,582     $    (2,934,101)
                                                                                             ===========         ===========

          DISTRIBUTIONS TO SHAREHOLDERS
          Distributions from net capital gains:
              Class A..................................................................            -----             (89,117)
              Class B..................................................................            -----             (98,253)
                                                                                             -----------         -----------
          Total Net Decrease...........................................................  $         -----     $      (187,370)
                                                                                             ===========         ===========

          CAPITAL SHARE TRANSACTION:
          Shares sold:
             Class A...................................................................        1,808,490           5,917,565
             Class B...................................................................        1,865,152           6,088,477
          Dividend reinvested:
             Class A...................................................................            -----              88,440
             Class B...................................................................            -----              92,993
          Shares redeemed:
             Class A...................................................................       (2,369,525)         (2,464,485)
             Class B...................................................................       (1,596,650)         (1,796,707)
                                                                                             -----------         -----------
          Increase (Decrease) in net assets (resulting from capital)
             share transactions........................................................  $      (292,533)    $     7,926,283
                                                                                             ===========         ===========
          Total Increase in Net Assets.................................................  $       132,049     $     4,804,812
                                                                                             ===========         ===========

          NET ASSETS:
          Beginning of period..........................................................       27,401,741          22,596,929
                                                                                             -----------         -----------
          End of period (including accumulated undistributed net investment income )...  $    27,533,790     $    27,401,741
                                                                                             ===========         ===========

          NET INCREASE (DECREASE) IN NUMBER OF SHARES:
          Shares sold:
             Class A...................................................................          180,092             514,690
             Class B...................................................................          189,305             535,115
          Shares reinvested
             Class A...................................................................            -----               8,122
             Class B...................................................................            -----               8,699
          Shares redeemed:
             Class A...................................................................         (233,535)           (217,873)
             Class B...................................................................         (163,194)           (163,152)
                                                                                             -----------         -----------
          Net Increase (Decrease) in Number of Shares Outstanding:.....................  $       (27,332)    $       685,601
                                                                                             ===========         ===========

The accompanying notes are an integral part of these financial statements.

                  The Timothy Plan Semi-Annual Report page 8

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.
(Unaudited)

CLASS A SHARES

                                                             six  months    year       year       year      year
                                                                ended       ended      ended      ended     ended
                                                               06/30/99    12/31/98   12/31/97   12/31/96  12/31/95
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning..............................         $ 10.89    $ 12.25    $ 11.24    $ 10.07   $  9.66
Income from investment operations:
   Net investment income................................           -----      -----       0.02       0.10      0.11
Net realized and unrealized gain (loss) on investments..            0.21      (1.29)      2.37       1.17      0.66
Total from investment income............................            0.21      (1.29)      2.39       1.27      0.77
Less distributions:
   Dividends from realized gains........................           -----      (0.07)     (1.38)     -----     (0.11)
   Dividends from net investment income.................           -----      -----      -----      (0.10)    (0.25)
                                                                 -------    -------    -------     ------   -------
Total distribution......................................           -----      (0.07)     (1.38)     (0.10)    (0.36)

Net Asset Value at End of Period........................         $ 11.10    $ 10.89    $ 12.25    $ 11.24   $ 10.07
                                                                 =======    =======    =======     ======   =======

Total Return (A)........................................            3.93%    (10.50%)    21.35%     12.59%     7.93%
                                                                 =======    =======    =======     ======   =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s).....................         $12,945    $13,287    $11,208    $ 7,760   $ 6,133
   Before reimbursement of expenses by advisor (B)......            2.46%      2.09%      2.75%      3.70%     5.84%
   After reimbursement of expenses by advisor (B).......            1.60%      1.60%      1.60%      1.60%     1.60%
Ratio of net investment income to average net assets:
   Before reimbursement of expenses by advisor (B)......           (0.80%)    (1.15%)    (0.90%)    (1.05%)   (2.96%)
   After reimbursement of expenses by advisor (B).......           (0.13%)    (0.66%)     0.25%      1.05%     1.28%
Portfolio turnover......................................           27.49%     69.42%    136.36%     13.08%    34.12%

(A)  Total Return Calculation Does Not Reflect Sales Load.
(B)  Annualized.


                  The Timothy Plan Semi-Annual Report page 9

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.
(Unaudited)

CLASS B SHARES

                                                             six months      year       year       year      year
                                                               ended        ended      ended      ended     ended
                                                             06/30/99      12/31/98   12/31/97   12/31/96  12/31/95*
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning.................................     $ 10.70     $ 12.13    $ 11.22    $ 10.08   $ 10.49
Income from investment operations:
   Net investment income...................................       -----       (0.08)     (0.03)      0.07      0.11
   Net realized and unrealized gain (loss) on investments..        0.16       (1.28)      2.32       1.14     (0.16)
Total from investment income...............................        0.16       (1.36)      2.29       1.21     (0.05)
Less distributions:
   Dividends from realized gains...........................       -----       (0.07)     (1.38)     -----     (0.11)
   Dividend from net investment income.....................       -----       -----      -----      (0.07)    (0.25)
                                                                -------     -------    -------    -------   -------
Total distribution.........................................       -----       (0.07)     (1.38)     (0.07)    (0.36)
Net Asset Value at End of Period...........................     $ 10.86     $ 10.70    $ 12.13    $ 11.22   $ 10.08
                                                                =======     =======    =======    =======   =======
Total Return (A)...........................................        3.04%     (11.18%)    20.50%     11.98%    (0.46%)
                                                                =======     =======    =======    =======   =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)........................     $12,945     $14,114    $11,389    $ 3,929   $   620
   Before reimbursement of expenses by advisor (B).........        3.12%       2.84%      3.41%      4.30%     6.44%
   After reimbursement of expenses by advisor (B)..........        2.46%       2.35%      2.26%      2.20%     2.20%
Ratio of net investment income to average net assets:
   Before reimbursement of expenses by advisor (B).........       (1.79%)     (1.90%)    (1.56%)    (1.65%)   (3.56%)
   After reimbursement of expenses by advisor (B)..........       (1.14%)     (1.41%)    (0.41%)     0.45%     0.68%
Portfolio turnover.........................................       27.49%      69.42%    136.36%     93.08%    34.12%

*Class B Shares Commenced Investment Operations on August 25, 1995.
(A)  Total Return Calculation Does Not Reflect Redemption Fee.
(B)  Annualized.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)



   Note 1 - Significant Accounting Policies

   The Timothy Plan (the "Fund") is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund's primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and ADRs while abiding by ethical standards established for investments by the Fund. The Fund currently consists of one series comprised of two separate classes of shares (Class A shares and Class B shares) which vary with respect to sales charges, distribution costs, voting rights and dividends. Prior to September 22, 1997, Class A changed its load structure from no-load to a front-end sales load, and class B shares changed from a front-end sales load to a contingent deferred sales charge ("CDSC"). Each class is also subject to different 12b-1 Plan expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

   A. Security Valuation.
   Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities or listed securities, in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at cost plus accrued interest, which approximates market value.

   B. Investment Income and Securities Transactions.
   Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily. The Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.

   C. Net Asset Value Per Share.
   Net asset per share of the capital stock of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. Net Asset Value is calculated separately for each class of the Fund based on expenses applicable to a particular class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

   D. Organization Costs.
   Organization costs are being amortized on a straight-line basis over five years from inception.

   E. Federal Income Taxes.
   It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has a capital loss carryover available to offset future capital gains, if any, of approximately $1,000,000 which expires in 2006.

   F. Use of Estimates.
   In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                  The Timothy Plan Semi-Annual Report page 11

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)



   Note 2 - Purchases and Sales of Securities
   Purchases and sales of securities, other than short-term investments, aggregated $6,280,559 and $7,085,649 respectively, for the six months ended June 30, 1999.

   Note 3 - Investment Management Fee and Other Transactions with Affiliates Timothy Partners, LTD., ("TPL") is the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement") effective March 21, 1994, as amended August 28, 1995. Under the terms of the Agreement, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. TPL has voluntary agreed to waive its fees to the extent total annualized expenses, inclusive of distribution expenses, exceed 1.60%, with respect to Class A, and 2.35%, with respect to Class B, of the Fund's average daily net assets. For the six months ended June 30, 1999, advisory fees of $60,064 were waived by TPL and TPL reimbursed the Fund $23,358. Effective July 1, 1997, the Fund engaged TPL to act as sole underwriter and accordingly revised the distribution plans (the "Plans") on behalf of each class pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The revised Plans provide that the Fund will reimburse TPL or others for expenses actually incurred in the promotion of distribution of shares. Under the Class A Plan, the Fund will reimburse TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class B Plan, the Fund will reimburse TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. For the period from January 1, 1999 to June 30, 1999, the Fund reimbursed TPL $81,080 for distribution costs incurred.

   Note 4 - Unrealized Appreciation (Depreciation)
   At June 30, 1999, the cost for federal income tax purposes is $23,881,120 and the composition of gross unrealized appreciation (depreciation) of investment securities is as follows:

                                               Appreciation            Depreciation           Net Appreciation
The Timothy Plan Small-Cap Fund                 $5,203,853             ($1,494,636)              $3,709,217

   Year 2000 Issue.
   Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from January 1, 2000. This is commonly known as the "Year 2000 Issue". The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 issue will not affect the companies in which the Fund invests or worldwide markets and economies.



                  The Timothy Plan Semi-Annual Report page 12

THE TIMOTHY PLAN
1304 West Fairbanks Avenue
Winter Park, FL 32789

BOARD OF TRUSTEES
Arthur D. Ally
Joseph E. Boatwright
W. Thomas Fyler, Jr.
Wesley W. Pennington
Jock M. Sneddon

OFFICERS
Arthur D. Ally,  President
Joseph E. Boatwright, Secretary
Wesley W. Pennington, Treasurer

INVESTMENT ADVISOR
Timothy Partners, LTD.
1304 West Fairbanks Avenue
Winter Park, FL 32789

DISTRIBUTOR
Timothy Partners, LTD.
1304 West Fairbanks Avenue
Winter Park, FL 32789

TRANSFER AGENT
Unified Fund Services, Inc.
431 N Pennsylvania Street
Indianapolis, IN 46204

AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, PA 19103

LEGAL COUNSEL
The Law Offices of David D. Jones, P.C.
518 Kimberton #134
Phoenixville, PA 19460

For additional information or a prospectus, please call: 1-800-846-7526

Visit the Timothy Plan web site on the internet at:
www.timothyplan.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.

[LOGO OF THE TIMOTHY PLAN]

SEMI-ANNUAL REPORT
  June 30, 1999